                         SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C.  20549

                                 _________________


                                      FORM 8-K


                                   CURRENT REPORT


                          Pursuant to Section 13 or 15(d)

                       of the Securities Exchange Act of 1934


    Date of Report (Date of earliest event reported):        April 12, 1999


                                 Chart Industries, Inc.
               ------------------------------------------------------
               (Exact name of registrant as specified in its charter)


    Delaware                    1-11442                         34-1712937
----------------               -------------               --------------------
(State or other                (Commission                    (I.R.S. Employer
 jurisdiction of                File Number)                Identification No.)
 incorporation)


          5885 Landerbrook Drive, Suite 150, Cleveland, Ohio   44124
-------------------------------------------------------------------------------
(Address of principal executive offices)                      (Zip Code)

-------------------------------------------------------------------------------
            (Former Name or Former Address, if Changed Since Last Report)


Registrant's telephone number, including area code:  (440) 753-1490
                                                     -------------------

Item 2.   ACQUISITION OR DISPOSITION OF ASSETS.

          On April 12, 1999, Chart Industries, Inc. (the "Company") completed the acquisition of MVE Holdings, Inc. ("MVE"). The acquisition was accomplished pursuant to an Agreement and Plan of Merger dated as of February 16, 1999, among Chart Industries, Inc., Chart Acquisition Company and MVE Holdings, Inc. (the "Agreement"). Chart Acquisition Company is a wholly owned subsidiary of the Company.

          Headquartered in Burnsville, Minnesota, MVE manufactures vacuum-insulated containment vessels and equipment for storing, transporting and using cryogenic liquids. These engineering products serve worldwide customers in the industrial gas, restaurant, medical, agricultural, and liquid natural gas alternative fuel industries. MVE's products include a wide range of standard cryogenic storage tanks, specialty tanks, transportation equipment, medical respiratory products (including liquid oxygen systems), equipment for producing carbonated beverages and equipment used to store and transport biological matter and other temperature-sensitive substances. In 1998, MVE had sales of approximately $208 million. MVE has manufacturing operations in Minnesota, Georgia, the Czech Republic, Australia and China.

          As consideration for this acquisition, Chart Acquisition Company paid approximately $240 million in cash to purchase all of MVE's common stock and preferred stock. The purchase price also includes funds used to pay off existing debt instruments, as well as to complete a tender offer and consent solicitation for the outstanding 12-1/2% senior secured notes due 2002 issued by MVE, Inc., a wholly owned subsidiary of MVE. The tender offer and consent solicitation was priced on April 12, 1999. The purchase price and other terms of the Agreement were determined through arms-length negotiations. There are no material relationships between MVE and the Company or any of their affiliates, directors or officers.

          Payment of the purchase price was financed by the Company from borrowings under its Credit Agreement, dated as of April 12, 1999, between Chart Industries, Inc., the Subsidiary Borrowers (as defined therein), the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), The Chase Manhattan Bank, as Administrative Agent, and National City Bank, as Documentation Agent (the "Credit Agreement").


Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

          (a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED. Pursuant to Item 7(a)(4) of Form 8-K, the Company will file the required financial statements of the acquired business by amendment as soon as is practicable, but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.

          (b) PRO FORMA FINANCIAL INFORMATION. Pursuant to Item 7(a)(4) of Form 8-K, the Company will file the required pro forma financial information by amendment as soon as is practicable, but no later than 60 days after the date on which this Current Report on Form 8-K must be filed.

     (c)  EXHIBITS.

     2.1 Agreement and Plan of Merger, dated as of February 16, 1999, among Chart Industries, Inc., Chart Acquisition Company and MVE Holdings, Inc.

     2.2 Agreement and Plan of Merger, dated as of February 25, 1999, among Chart Industries, Inc., Chart Acquisition Company and MVE Investors, LLC.

     10.1 Credit Agreement, dated as of April 12, 1999, between Chart Industries, Inc., the Subsidiary Borrowers (as defined therein), the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), The Chase Manhattan Bank, as Administrative Agent, and National City Bank, as Documentation Agent.

     10.2 Indemnification and Warrant Purchase Agreement, dated as of April 12, 1999, among Chart Industries, Inc., MVE Holdings, Inc. and each of the former members of MVE Investors, LLC listed on the signature pages thereto.

     10.3 Form of Promissory Note.

     10.4 Form of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing.

     10.5 Warrant Agreement, dated as of April 12, 1999, between Chart Industries, Inc. and each of the persons listed on the signature pages thereto.

     10.6 Escrow Agreement, dated as of April 12, 1999, by and among MVE Holdings, Inc., Chart Industries, Inc., Chart Acquisition Company, ACI Capital I, LLC, in its own capacity and, with respect to the Class B Escrow Amount (as defined therein), as agent and attorney-in-fact for each of the former members of MVE Investors, LLC listed therein, and Firstar Bank of Minnesota, N.A.

                                     SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         CHART INDUSTRIES, INC.



Date:  April 27, 1999    By: /s/ Don A. Baines
                             ----------------------------------------
                             Don A. Baines
                             Chief Financial Officer and Treasurer

                                   EXHIBIT INDEX


     Exhibit                 Description Of Exhibit
     -------                 ----------------------


     2.1 Agreement and Plan of Merger, dated as of February 16, 1999, among Chart Industries, Inc., Chart Acquisition Company and MVE Holdings, Inc.

     2.2 Agreement and Plan of Merger, dated as of February 25, 1999, among Chart Industries, Inc., Chart Acquisition Company and MVE Investors, LLC.

     10.1 Credit Agreement, dated as of April 12, 1999, between Chart Industries, Inc., the Subsidiary Borrowers (as defined therein), the Subsidiary Guarantors (as defined therein), the Lenders (as defined therein), The Chase Manhattan Bank, as Administrative Agent, and National City Bank, as Documentation Agent.

     10.2 Indemnification and Warrant Purchase Agreement, dated as of April 12, 1999, among Chart Industries, Inc., MVE Holdings, Inc. and each of the former members of MVE Investors, LLC listed on the signature pages thereto.

     10.3 Form of Promissory Note.

     10.4 Form of Mortgage, Assignment of Rents, Security Agreement and Fixture Filing.

     10.5 Warrant Agreement, dated as of April 12, 1999, between Chart Industries, Inc. and each of the persons listed on the signature pages thereto.

     10.6 Escrow Agreement, dated as of April 12, 1999, by and among MVE Holdings, Inc., Chart Industries, Inc., Chart Acquisition Company, ACI Capital I, LLC, in its own capacity and, with respect to the Class B Escrow Amount (as defined therein), as agent and attorney-in-fact for each of the former members of MVE Investors, LLC listed therein, and Firstar Bank of Minnesota, N.A.


                                        E-1